                                                           Exhibit 24

                            POWER OF ATTORNEY

    KNOW ALL BY THESE PRESENTS, that the undersigned director of HONEYWELL INC., a Delaware corporation, constitutes and appoints Edward D. Grayson, William M. Hjerpe and Sigurd Ueland, Jr., each of them with full power to act without the other, as true and lawful attorneys-in-fact, for him and in his name, place and stead (and for and in the name, place and stead of any of the below-mentioned plans, with respect to which he may hold any administrative position), in any and all capacities, to sign Registration Statements on Form S-8 (and any amendments thereto) to be filed with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the registration under said Act of 1,100,000 shares of Honeywell Inc.'s common stock, and as appropriate, participations in the Honeywell Stock Fund, offered and to be offered to employees of said corporation and certain of its subsidiaries pursuant to the Honeywell Investment Plus Plan and the Honeywell Retirement Savings Plan, each as amended from time to time with full power to file any such registration statements and each such amendment so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or any said plan might do in person, hereby ratifying and confirming all that said attorney-in-fact, or any of them, may lawfully do or cause to be done pursuant thereto.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 20th day of September, 1994.


    /s/ A. J. Baciocco, Jr.                       /s/ E. E. Bailey
- -----------------------------------    ---------------------------------------
       A. J. Baciocco, Jr.                           E. E. Bailey


   /s/ M. R. Bonsignore                           /s/ E. H. Clark
- -----------------------------------    ---------------------------------------
       M. R. Bonsignore                              E. H. Clark


   /s/ W. H. Donaldson                            /s/ R. D. Fullerton
- -----------------------------------    ---------------------------------------
       W. H. Donaldson                              R. D. Fullerton


   /s/ J. J. Howard                               /s/ B. E. Karatz
- -----------------------------------    ---------------------------------------
       J. J. Howard                                 B. E. Karatz


   /s/ D. L. Moore                                /s/ A. B. Rand
- -----------------------------------    ---------------------------------------
       D. L. Moore                                    A. B. Rand


    /s/ S. G. Rothmeier                            /s/ M. W. Wright
- -----------------------------------    ---------------------------------------
        S. G. Rothmeier                                M. W. Wright

                             POWER OF ATTORNEY

   KNOW ALL BY THESE PRESENTS, that the undersigned officer of HONEYWELL INC., a Delaware corporation, constitutes and appoints Edward D. Grayson and Sigurd Ueland, Jr., each of them with full power to act without the other, as true and lawful attorneys-in-fact, for him and in his name, place and stead (and for and in the name, place and stead of any of the below-mentioned plans, with respect to which he may hold any administrative position), in any and all capacities, to sign Registration Statements on Form S-8 (and any amendments thereto) to be filed with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the registration under said Act of 1,100,000 shares of Honeywell Inc.'s common stock, and as appropriate, participations in the Honeywell Stock Fund, offered and to be offered to employees of said corporation and certain of its subsidiaries pursuant to the Honeywell Investment Plus Plan and the Honeywell Retirement Savings Plan, each as amended from time to time with full power to file any such registration statements and each such amendment so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or any said plan might do in person, hereby ratifying and confirming all that said attorney-in-fact, or any of them, may lawfully do or cause to be done pursuant thereto.

          IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 1st day of May, 1995, by the following officer.


                                          /s/ W. M. Hjerpe
                                   -------------------------------
                                            W. M. HJERPE

                             POWER OF ATTORNEY

       KNOW ALL BY THESE PRESENTS, that the undersigned officer of HONEYWELL INC., a Delaware corporation, constitutes and appoints Edward D. Grayson, William M. Hjerpe and Sigurd Ueland, Jr., each of them with full power to act without the other, as true and lawful attorneys-in-fact, for him and in his name, place and stead (and for and in the name, place and stead of any of the below-mentioned plans, with respect to which he may hold any administrative position), in any and all capacities, to sign Registration Statements on Form S-8 (and any amendments thereto) to be filed with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the registration under said Act of 1,100,000 shares of Honeywell Inc.'s common stock, and as appropriate, participations in the Honeywell Stock Fund, offered and to be offered to employees of said corporation and certain of its subsidiaries pursuant to the Honeywell Investment Plus Plan and the Honeywell Retirement Savings Plan, each as amended from time to time with full power to file any such registration statements and each such amendment so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or any said plan might do in person, hereby ratifying and confirming all that said attorney-in-fact, or any of them, may lawfully do or cause to be done pursuant thereto.

          IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 1st day May, 1995, by the following officer.


                                           /s/ P. M. Palazzari
                                      ----------------------------
                                             P. M. PALAZZARI